UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 31, 2019

PVH CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-07572	13-1166910
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
200 Madison Avenue, New York, New York		10016
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code  (212)-381-3500
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	PVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01   Regulation FD Disclosure.
PVH Corp. ("PVH") issued a press release on May 31, 2019 to announce the completion of its previously announced acquisition of the approximately 78% interest in Gazal Corporation Limited ("Gazal") that PVH did not already own. Gazal, which will be delisted from the Australian Stock Exchange, is a leading apparel wholesaler and retailer in Australasia. The acquisition was completed through a wholly owned subsidiary. A copy of the press release is attached as Exhibit 99.1 to this report.
PVH Brands Australia Pty Limited ("PVH Brands Australia"), a joint venture owned and managed by PVH and Gazal, comes under PVH's full ownership as a result of the acquisition. PVH Brands Australia licenses and operates businesses under PVH's CALVIN KLEIN, TOMMY HILFIGER and Van Heusen brands, as well as other licensed and Gazal-owned brand names, such as Pierre Cardin, Bracks and Nancy Ganz.
Four key executives of Gazal and PVH Brands Australia have entered into employment agreements in connection with the acquisition and are expected to remain in their roles for at least two years. These executives exchanged approximately 25% of their interests in Gazal for approximately 6% of the outstanding stock of the PVH subsidiary that is the parent company of the acquirer.
The transaction is expected to result in a material increase to PVH's 2019 earnings per share on a GAAP basis, as PVH expects to record a noncash gain to write-up its equity investments in Gazal and PVH Brands Australia to fair value. Excluding this noncash gain, the transaction is expected to be slightly accretive to PVH's 2019 earnings on a non-GAAP basis.
The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, regardless of any general incorporation language in such filing.
Item 9.01  Financial Statements and Exhibits.
(d)  Exhibits.
Exhibit No.      Description of Exhibit
99.1 Press Release issued by PVH Corp. on May 31, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PVH CORP.

By: /s/ Mark D. Fischer
Mark D. Fischer Executive Vice President

Date: May 31, 2019